Stein Roe Advisor Funds
Annual Report
Sept. 30, 1998

Photo of: Hands on globe.

Stein Roe Advisor Fund

International Fund

                  Stein Roe Advisor International Fund

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Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(sm)

Contents
-------------------------------------------------------------------------------
Performance.................................................................  1
   How the Stein Roe Advisor International Fund has done over time

Q&A.........................................................................  2
   Interview with the portfolio manager and summary of investment activity Stein Roe Advisor International Fund

Portfolio of Investments....................................................  4
   A complete list of investments with market values

Financial Statements........................................................  8
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements............................................... 14

Financial Highlights........................................................ 17
   Selected per-share data

Report of Independent
  Public Accountants........................................................ 18



                Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
                          Average Annual Total Returns
                          Periods ended Sept. 30, 1998
--------------------------------------------------------------------------------
                                               Past 1      Past 3      Life
                                                year        years    of Fund(1)
--------------------------------------------------------------------------------
Stein Roe Advisor International Fund          -16.64%      -0.45%       0.65%
MSCI EAFE Index                                -8.34        3.75        3.86

(1) Performance Inception date: Advisor International Fund -- March 1, 1994. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fall closest to the Fund's inception date.

Investment Comparison
--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment.
International Fund Mountain Chart:
                          International Fund       MSCI EAFE Index
3/01/94                   10000                    10000
9/30/94                   10598                    10068
3/31/95                   9514                     10151
9/30/95                   10442                    10651
3/31/96                   10868                    11402
9/30/96                   11279                    11568
3/31/97                   11515                    11568
9/30/97                   12358                    12977
3/31/98                   12583                    13721
9/30/98                   10302                    11895
--------------------------------------------------------------------------------

Investment in the MSCI EAFE Index is calculated from 2/28/94 because index returns are calculated on a monthly basis starting with the prior month's end. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. This graph compares the performance of the Stein Roe Advisor International Fund to the Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index, an unmanaged group of stocks that differs from the composition of each Stein Roe fund. The index is not available for direct investment. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fall closest to the Fund's inception date. The Adviser currently limits annual expenses to 1.75% of average daily net assets. Absent this limit, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997 is based on the performance of the SR&F International Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision.

Q&A
--------------------------------------------------------------------------------
An Interview with David Harris, Portfolio Manager of Stein Roe Advisor International Fund and SR&F International Portfolio

Fund Data
   Investment Objective:

   Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the portfolio will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

Effective Oct. 26, 1998, the portfolio manager for Stein Roe Advisor International Fund and SR&F International Portfolio is Gita R. Rao.

Sales of Advisor International Fund were suspended as of Nov. 5, 1998, and the Fund will be liquidated by Dec. 7, 1998. The Fund's small asset size and current market conditions prompted this move. For more information, see note #6 in the Notes to Financial Statements section on page 16.

Q: The past year was a volatile period for international equities. How did the Fund perform?

A: The Fund's total return for the one-year period ended Sept. 30, 1998, was -16.64 percent. International markets as represented by the Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index returned -8.34 percent. The Lipper international fund peer group median return was -10.01 percent.

Q: What happened?

A: Advisor International Fund's underperformance resulted from a difficult fourth quarter of 1997 -- the first quarter of the Fund's fiscal year. The Asian currency crisis erupted, and the Fund's performance suffered due to above average emerging markets exposure. The developed markets recovered and performed well during the first two quarters of 1998, as investors refocused on the positive developments in Europe, including monetary unification, declining interest rates, corporate restructurings, and good earnings reports. While the poor performance was balanced out somewhat by these two favorable quarters, all international markets declined sharply during the last quarter of the fiscal year. Investors pulled out of global equities as fears of earnings slowdowns, concerns about the global banking system and emerging markets jitters prompted many to seek safer havens in bonds. The end result was a year of poor-performance for international markets.

Q: Where did you find stability this year?

A: European markets exhibited the most stability and the portfolio has a higher exposure to that region than ever before. We initiated positions in a few European companies including Michelin, Racal Electronics and Philips Electronics (1.9 percent, 2.3 percent and 1.8 percent of total net assets, respectively) and have added to existing holdings in Europe. We also added new positions in Grupo Carso, a Mexican conglomerate, and Nippon Telegraph & Telephone, Japan's largest telecommunications company (0.5 percent and 2.0 percent of total net assets, respectively). We have been investing in telecommunications because the industry continues to grow around the world despite global economic turmoil. We've also been investing in the financial services industry in Europe as low interest rates have allowed financial services companies to perform well. European banks did suffer during the fourth quarter of the fiscal year because of their exposure to Russia. However, we believe the sell off of these stocks was dramatic in relation to their real level of exposure. We have a positive outlook for our European bank holdings and we have been adding to some positions there.

Q: Are your country allocations different compared to last year?

A: We sold holdings in Japan throughout the year and we now have the smallest percentage of assets invested in Japan that we have ever had. We have been gradually increasing our weighting in Latin America. While near-term volatility is likely to continue in this region, projected future growth prospects may be good. The portfolio has a low weighting in Asia, due to instability in those markets. France and Germany now have a size advantage on Japan, and will likely continue to have a larger place in the world markets. We believe Japan will have to endure successful reforms before regaining its market leadership position. We've invested only in Japanese companies that we believe can improve profits through growth. For example, we purchased Nippon Telegraph & Telephone, Japan's national telephone company and the world's largest cellular company. The cellular industry continues to grow rapidly in Japan, as it does worldwide, despite a weak economy.

Q: What themes have you focused on?
A: We believe the sharp declines in Europe have created attractive opportunities, so we have been adding to European holdings. We like financial services stocks because they are thriving due to declining short-term interest rates. We added to our positions in Merita Bank, the largest financial services group in the Nordic region, and Banca Popolare di Milano, a midsized Italian bank (2.7 percent and 2.7 percent of total net assets, respectively). Neither institution is heavily exposed to emerging markets, and both are growing earnings rapidly through cost cutting as well as new product introductions. We continue to like telecommunications, a sector we find is especially resilient to any economic slowdown as the use of wireless telecommunications continues to grow rapidly. Our holdings include: Telecom Italia and Olivetti in Italy (3.7 percent and 3.6 percent of total net assets, respectively), Mannesman in Germany (2.9 percent of total net assets), KPN in the Netherlands (1.2 percent of total net assets), Racal in the United Kingdom, Nippon Telegraph & Telephone in Japan, Portugal Telecom (0.8 percent of total net assets), Telecom Argentina and Telebras in Latin America (0.8 percent and 2.1 percent of total net assets, respectively).
         One additional theme is European trade. We added Dutch holding TNT Post Groep (1.0 percent of total net assets), one of Europe's leading providers of shipping and logistics. We believe this company will benefit from increased trade when there is a unified currency, which is slated for January. We also own Swiss-based Danzas (1.4 percent of total net assets), another transportation group that we believe will benefit from increased trade.

Q: What is your outlook for international markets going forward?

A: We remain optimistic that international markets will rebound and reverse the sharp losses that occurred in the last quarter of the fiscal year. We expect that low interest rates, continued cost cutting and stability in the emerging markets will support the recovery. If the emerging markets recover in tandem with the developed markets, then returns should exceed these expectations.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the SR&F International Portfolio's total net assets. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. The Adviser currently limits annual expenses to 1.75% of average daily net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of the SR&F International Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's international fund peer group for the one-year and Life of Fund periods ended Sept. 30, 1998, were -10.01 percent and 4.87 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date.

Foreign investments involve market, political and currency risks not generally associated with U.S. investments. Emerging market investments involve market, political and currency risks not generally associated with investing in either U.S. securities or more developed international markets.

SR&F International Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                                                           Number          Market
Equity Securities (99.3%)                                                                               of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Argentina (2.8%)
Telecom Argentina ADRs...........................................................................          32,700      $      971
YPF Sociedad Anonima ADRs........................................................................          86,900           2,259
                                                                                                                       ----------
                                                                                                                            3,230
Australia (1.1%)
Brierley Investments Limited.....................................................................       1,824,883             324
Reinsurance Australia............................................................................         401,009             950
                                                                                                                       ----------
                                                                                                                            1,274
Belgium (2.0%)
Fortis...........................................................................................           9,292           2,290
Fortis Strips VVPR (a)...........................................................................          12,992               1
Generale de Banque...............................................................................               2               1
                                                                                                                       ----------
                                                                                                                            2,292

Brazil (2.9%)
Globex Utilidades, preference shares.............................................................          71,000             174
Perdigao, preference shares .....................................................................     364,700,000             342
SABESP...........................................................................................       6,262,500             388
Telebras ADRs....................................................................................          34,500           2,380
                                                                                                                       ----------
                                                                                                                            3,284
Finland (7.0%)
Enso, R shares ..................................................................................         253,100           1,790
Kemira ..........................................................................................         176,000           1,159
Merita, A shares.................................................................................         599,100           3,049
Metsa-Serla, B shares............................................................................         293,800           2,078
                                                                                                                       ----------
                                                                                                                            8,076
France (12.4%)
Alcatel .........................................................................................          19,066           1,694
Banque Nationale de Paris........................................................................          53,897           2,885
Michelin, B shares...............................................................................          56,850           2,231
Moulinex (a).....................................................................................          52,300             793
Vivendi..........................................................................................          16,730           3,331
Vivendi warrants (a).............................................................................          17,673              27
Total, B shares..................................................................................          25,496           3,212
                                                                                                                       ----------
                                                                                                                           14,173
Germany (12.2%)
AGIV ............................................................................................          79,400           1,853
Deutsche Bank....................................................................................          61,550           3,178
Friedrich Grohe..................................................................................           6,800           1,880
Henkel KGaA
   Ordinary shares...............................................................................          6,500              470
   Preferred shares..............................................................................          42,200           3,195
Mannesmann ......................................................................................          36,640           3,354
                                                                                                                       ----------
                                                                                                                           13,930

                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Hong Kong (0.9%)
Companion Building Materials Holdings............................................................      11,118,752          $  122
Hong Kong Ferry..................................................................................         633,000             376
Vitasoy International Holdings...................................................................       1,530,455             533
                                                                                                                       ----------
                                                                                                                            1,031
India (0.6%)
Indian Petrochemicals GDRs.......................................................................         92,000              334
Reliance Industries GDRs.........................................................................         58,000              312
                                                                                                                       ----------
                                                                                                                              646
Indonesia (0.1%)
Charoen Pokphand Indonesia.......................................................................       1,037,500              14
Ever Shine Textile (a)...........................................................................       2,019,688              38
Matahari Putra Prima (a).........................................................................       6,083,000              57
                                                                                                                       ----------
                                                                                                                              109
Israel (1.2%)
Koor Industries ADRs.............................................................................          37,400             612
Orbotech (a).....................................................................................          22,500             724
                                                                                                                       ----------
                                                                                                                            1,336

Italy (10.0%)
Banca Popolare di Milano.........................................................................         435,500           3,136
Olivetti (a).....................................................................................       1,944,320           4,100
Telecom Italia, savings shares...................................................................         886,325           4,235
                                                                                                                       ----------
                                                                                                                           11,471
Japan (11.8%)
Canon ...........................................................................................          45,000             916
Ito-Yokado.......................................................................................          26,000           1,242
JF Japan OTC Fund (a)............................................................................             840             234
Kaneshita Construction...........................................................................          73,000             284
Matsushita Electric Industrial...................................................................         170,000           2,317
Murata Manufacturing.............................................................................          54,000           1,829
Nippon Telegraph & Telephone....................................................................              307           2,244
Promise..........................................................................................          45,800           2,069
Tokyo Style......................................................................................         134,000           1,147
World Equity Benchmark Shares - Japan Index Series...............................................          72,300             574
Yamazen .........................................................................................         476,000             713
                                                                                                                       ----------
                                                                                                                           13,569
Malaysia (0.1%)
IOI Properties (b)...............................................................................         298,000             156

Mexico (0.5%)
Grupo Carso, series A1...........................................................................         198,000             591

Netherlands (6.3%)
Fortis Amev......................................................................................          41,079           2,306
Koninklijke Sphinx Gustavsberg (a)...............................................................          55,227             410
KPN..............................................................................................          44,232           1,366
Philips Electronics ADRs.........................................................................          38,300           2,044
TNT Post Groep ..................................................................................          44,905           1,143
                                                                                                                       ----------
                                                                                                                            7,269

SR&F International Portfolio Continued
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
New Zealand (0.1%)
Brierley Investments.............................................................................         710,000          $  128

Norway (3.1%)
Helicopter Services Group........................................................................         113,800             815
Norsk Hydro .....................................................................................          40,600           1,478
Saga Petroleum ..................................................................................         127,000           1,304
                                                                                                                       ----------
                                                                                                                            3,597

Panama (0.6%)
Banco Latinoamericano de Exportaciones, E shares.................................................          43,200             694

Peru (0.4%)
Southern Peru Copper ADRs........................................................................          43,600             480

Philippines (0.3%)
Metro Pacific....................................................................................      11,451,460             160
Southeast Asia Cement Holdings (a)...............................................................      15,000,000             120
                                                                                                                       ----------
                                                                                                                              280
Portugal (0.8%)
Portugal Telecom ADRs............................................................................          25,857             931

South Korea (1.2%)
Samchully .......................................................................................          31,443             520
Samsung Electronics
   GDRs..........................................................................................           6,834              94
   Ordinary shares...............................................................................           6,428             176
   Preferred shares..............................................................................          59,374             553
SK Telecom.......................................................................................             107              50
                                                                                                                       ----------
                                                                                                                            1,393
Sweden (4.3%)
Asticus (a)......................................................................................          98,950             985
Avesta-Sheffield.................................................................................         237,900             756
Biora ADRs (a)...................................................................................          29,100             607
Diligentia.......................................................................................         189,900           1,612
SSAB, B shares...................................................................................          98,475           1,018
                                                                                                                       ----------
                                                                                                                            4,978
Switzerland (4.3%)
Bucher Holding...................................................................................           1,681           1,506
Danzas Holding...................................................................................           6,405           1,603
Novartis.........................................................................................           1,143           1,832
                                                                                                                       ----------
                                                                                                                            4,941
Thailand (0.2%)
IFCT.............................................................................................         851,100             170

United Kingdom (12.1%)
Billiton ........................................................................................         879,400           1,954
BG ..............................................................................................         465,264           3,210
Celsis International (a).........................................................................         551,405             253
Centrica (a).....................................................................................         638,000           1,231
Inchcape.........................................................................................         862,002           1,699
Powerscreen International .......................................................................         514,916             779
Racal Electronics................................................................................         452,300           2,629
SmithKline Beecham ..............................................................................         194,553           2,147
                                                                                                                       ----------
                                                                                                                           13,902
                                                                                                                       ----------
SR&F International Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (99.3%)
   (Cost $120,654) (c)...........................................................................                        $113,931
                                                                                                                         --------
Total Net Assets (100.0%)........................................................................                        $114,710
                                                                                                                         ========

---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Notes to Portfolio of Investments

(a) Non-income producing security.
(b) Security is illiquid. At September 30, 1998, the value of this security was
0.1 percent of total net assets.
(c) At September 30, 1998, the cost of investments for federal income tax purposes was $121,164. Net unrealized depreciation was $7,233, consisting of gross unrealized appreciation of $26,190 and gross unrealized depreciation of $33,423.

See accompanying Notes to Financial Statements.

Advisor International Fund
---------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1998
(All amounts in thousands, except per-share amount)
Assets
Investment in SR&F International Portfolio, at value ...............  $ 292
Cash ...............................................................     44
Other assets .......................................................     11
                                                                      -----
   Total assets ....................................................    347
                                                                      -----

Liabilities
Payable to investment adviser ......................................     40
Payable to transfer agent ..........................................      2
Other liabilities ..................................................     17
                                                                      -----
   Total liabilities ...............................................     59
                                                                      -----
   Net assets ......................................................  $ 288
                                                                      =====
Analysis of Net Assets
Paid-in capital ....................................................  $ 742
Accumulated net investment loss ....................................     (1)
Net unrealized depreciation on investments .........................   (119)
Accumulated net realized losses on investments .....................   (334)
                                                                      -----
   Net assets ......................................................  $ 288
                                                                      =====

Shares outstanding (unlimited number authorized) ...................     33
                                                                      =====

Net asset value per share ..........................................  $8.76
                                                                      =====


See accompanying Notes to Financial Statements.

Advisor International Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
Investment Income
Dividends allocated from SR&F International Portfolio ...................  $  24
Interest allocated from SR&F International Portfolio ....................      1
                                                                           -----
                                                                              25
Foreign taxes withheld allocated from SR&F International Portfolio ......     (3)
                                                                           -----
   Total investment income ..............................................     22
                                                                           -----

Expenses
Accounting fees .........................................................     25
SEC and state registration fees .........................................     19
Amortization of organization costs ......................................     14
Legal and audit fees ....................................................     10
Expenses allocated from SR&F International Portfolio ....................     10
Trustees' fees ..........................................................      7
Printing and postage ....................................................      6
Transfer agent fees .....................................................      3
12b-1 distribution and service fees .....................................      2
Administrative fees .....................................................      1
Other ...................................................................      3
                                                                           -----
   Total expenses .......................................................    100
Reimbursement of expenses by investment adviser .........................    (84)
                                                                           -----
   Net expenses .........................................................     16
                                                                           -----
   Net investment income ................................................      6
                                                                           -----
Realized and Unrealized Losses on Investments
Net realized losses on investments allocated from
  SR&F International Portfolio ..........................................   (334)
Net realized losses on foreign currency transactions allocated
   from SR&F International Portfolio ....................................    (10)
Net change in unrealized appreciation or depreciation on investments
   and foreign currency translations ....................................   (126)
                                                                           -----
   Net losses on investments ............................................   (470)
                                                                           -----
Net Decrease in Net Assets Resulting from Operations ....................  $(464)
                                                                           =====


See accompanying Notes to Financial Statements.

Advisor International Fund
--------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended September 30, 1998 and
the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                    1998        1997 (a)
                                                                                --------        -------
Operations
Net investment income ......................................................    $     6         $     1
Net realized losses on investments .........................................       (344)             (1)
Net change in unrealized appreciation or depreciation on investments .......       (126)              7
                                                                                -------         -------
   Net increase (decrease) in net assets resulting from operations .........       (464)              7
                                                                                -------         -------

Distributions to Shareholders
Distributions from net capital gains .......................................         (2)           --
                                                                                -------         -------


Share Transactions
Subscriptions to fund shares ...............................................      2,841             100
Value of distributions reinvested ..........................................          2            --
Redemptions of fund shares .................................................     (2,196)           --
                                                                                -------         -------
   Net increase from share transactions ....................................        647             100
                                                                                -------         -------
   Net increase in net assets ..............................................        181             107
Total Net Assets
Beginning of Period ........................................................        107            --
                                                                                -------         -------
End of Period ..............................................................    $   288         $   107
                                                                                =======         =======

Accumulated Net Investment Loss ............................................    $    (1)        $  --
                                                                                =======         =======

Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ...............................................        271              10
Redemptions of fund shares .................................................       (248)           --
                                                                                -------         -------
   Net increase in fund shares .............................................         23              10
Shares outstanding at beginning of period ..................................         10            --
                                                                                -------         -------
Shares outstanding at end of period ........................................         33              10
                                                                                =======         =======

(a) From commencement of operations on February 14, 1997.

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1998
(All amounts in thousands)
Assets
Investments, at market value (cost $120,654) ......................     $113,931
Receivable for investments sold ...................................        2,137
Dividends receivable ..............................................          653
Cash ..............................................................            3
                                                                        --------
   Total assets ...................................................      116,724
                                                                        --------

Liabilities
Loan payable ......................................................        1,900
Payable to investment adviser .....................................           88
Other liabilities .................................................           26
                                                                        --------
   Total liabilities ..............................................        2,014
                                                                        --------
   Net assets applicable to investors' beneficial interest ........     $114,710
                                                                        ========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
-------------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
Investment Income
Dividends .................................................................. $  3,296
Interest ...................................................................      356
                                                                             --------
                                                                                3,652
Foreign taxes withheld .....................................................     (446)
                                                                             --------
   Total investment income .................................................    3,206
                                                                             --------

Expenses
Management fees ............................................................    1,267
Custodian fees .............................................................      107
Accounting fees ............................................................       27
Audit and legal fees .......................................................       18
Trustees' fees .............................................................       15
Other ......................................................................       85
                                                                             --------
   Total expenses ..........................................................    1,519
                                                                             --------
   Net investment income ...................................................    1,687
                                                                             --------
Realized and Unrealized Gains (Losses) on Investments and
  Foreign Currency Transactions
Net realized losses on investments .........................................   (7,812)
Net realized gains on foreign currency transactions ........................      115
Net change in unrealized appreciation or depreciation on investments and foreign currency translations .......................................  (18,940)
                                                                             --------
   Net losses on investments and foreign currency transactions .............  (26,637)
                                                                             --------
Net Decrease in Net Assets Resulting from Operations ....................... $(24,950)
                                                                             ========


See accompanying Notes to Financial Statements.

SR&F International Portfolio
-------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended September 30, 1998 and
the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                           1998            1997 (a)
                                                                                      ---------          ---------
Operations
Net investment income ............................................................... $   1,687          $   1,563
Net realized gains (losses) on investments and foreign currency transactions ........    (7,697)             5,995
Net change in unrealized appreciation or depreciation
   on investments and foreign currency translations .................................   (18,940)             5,615
                                                                                      ---------          ---------
   Net increase (decrease) in net assets resulting from operations ..................   (24,950)            13,173
                                                                                      ---------          ---------

Transactions in Investors' Beneficial Interest
Contributions .......................................................................    39,808            171,752
Withdrawals .........................................................................   (66,578)           (18,495)
                                                                                      ---------          ---------
   Net increase (decrease) from transactions in investors' beneficial interest ......   (26,770)           153,257
                                                                                      ---------          ---------
   Net increase (decrease) in net assets ............................................   (51,720)           166,430
Total Net Assets
Beginning of period .................................................................   166,430               --
                                                                                      ---------          ---------
End of Period ....................................................................... $ 114,710          $ 166,430
                                                                                      =========          =========


(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Advisor International Fund (the "Fund") is a series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F International Portfolio (the "Portfolio"), which seeks to achieve long-term growth of capital by investing primarily in a diversified mix of foreign securities.
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe International Fund contributed $132,942 in securities and other assets in exchange for beneficial ownership of the Portfolio. On February 14, 1997, Stein Roe Advisor International Fund contributed cash of $100. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Stein Roe International Fund and Stein Roe Advisor International Fund owned 99.75 percent and .25 percent, respectively, of the Portfolio.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
    The books and records of the Fund and Portfolio are maintained in U.S. dollars.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of September 30, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
The Fund and Portfolio may enter into forward foreign currency exchange contracts under which the Fund or Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Neither the Fund nor the Portfolio had open contracts at September 30, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

    The Fund intends to utilize provisions of federal income tax law, which allows it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, the Fund had a capital loss carryforward of $334, which expires in 2006.

DISTRIBUTION TO SHAREHOLDERS
The Fund annually declares and pays dividends of any net investment income and net realized capital gains, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

    Reclassifications in the Fund's accompanying analysis of net assets were made in 1998 in order to reflect differences between financial reporting and income tax results. The differences primarily related to treatment of foreign currency losses and reclassification of current-year net operating losses.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The management fee is computed at an annual rate of .85 percent of average daily net assets. The administrative fee is computed at an annual rate of .15 percent of average daily net assets.

    The Adviser also provides fund accounting services. For the year ended September 30, 1998, the Fund and Portfolio incurred charges of $25 and $27, respectively.

    The Adviser has agreed to reimburse the Fund to the extent that annual expenses exceed 1.75 percent of average daily net assets. This expense limitation expires on January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.

    Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.

    Transfer agent fees are paid to Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty. Prior to October 15, 1997, transfer agent fees were paid to SteinRoe Services Inc., a direct, wholly-owned subsidiary of Liberty.

    Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the year ended September 30, 1998, was $7 and $15, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. On September 30, 1998, the Portfolio borrowed $1,900 in order to pay withdrawals and meet other obligations. The annualized interest rate charged to the Portfolio on that date was 6.25 percent. There were no other borrowings during the year ended September 30, 1998.

NOTE 5. INVESTMENT TRANSACTIONS
The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were $44,815 and $50,696, respectively.

    The Board of Trustees has adopted procedures permitting securities transactions between the Fund or Portfolio, clients of the Adviser and other affiliated entities. No commissions are paid on such transactions. The aggregate cost of purchases and proceeds from sales, included above, related to such transactions for the year ended September 30, 1998, were $5,723 and $8,050, respectively.

NOTE 6. SUBSEQUENT EVENT
The Board of Trustees voted on November 3, 1998, to liquidate the Fund. The Board directed that sales of fund shares be suspended as of November 5, 1998, and that the Fund be liquidated on December 7, 1998, or sooner if all shareholders have redeemed their interests in the Fund.

    The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, the Fund would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders. Such funds may have higher expense ratios and less investment flexibility and, consequently, lower rates of return over the long term.

    Adoption of the liquidation basis of accounting had no material affect on the financial statements of the Fund as assets and liabilities are already stated at fair value.

Financial Highlights
--------------------------------------------------------------------------------
Advisor International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                               Year Ended     Period Ended
                                                                                            September 30,    September 30,
                                                                                                     1998         1997 (c)
                                                                                                 --------         --------
Net Asset Value, Beginning of Period......................................................       $  10.70         $  10.00
                                                                                                 --------         --------
Income From Investment Operations
   Net investment income                                                                             0.18             0.06
   Net realized and unrealized gains (losses) on investments                                        (1.95)            0.64
                                                                                                 --------         --------
   Total from investment operations                                                                 (1.77)            0.70
                                                                                                 --------         --------
Distributions
   Net realized capital gains.............................................................          (0.17)              --
                                                                                                 --------         --------
Net Asset Value, End of Period............................................................       $   8.76         $  10.70
                                                                                                 ========         ========
Ratio of net expenses to average net assets (a)                                                      1.75%            1.75%(d)
Ratio of net investment income to average net assets (b)                                             0.68%            0.87%(d)
Total return (b)..........................................................................         (16.64%)           7.00%
Net assets, end of period (000's).........................................................       $    288         $   107

(a)If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 10.94 percent for the year ended September 30, 1998, and 88.15 percent for the period ended September 30, 1997.
(b)Computed giving effect to the investment adviser's expense limitation undertaking.
(c)From commencement of operations on February 14, 1997.
(d)Annualized

--------------------------------------------------------------------------------
SR&F International Portfolio
                                                                                                Year Ended         Period Ended
                                                                                             September 30,        September 30,
                                                                                                      1998             1997 (a)
                                                                                                  --------            ---------
Ratio of net expenses to average net assets...............................................           1.02%            0.98% (b)
Ratio of net investment income to average net assets......................................           1.13%            1.58% (b)
Portfolio turnover rate...................................................................             32%              18%

(a)From commencement of operations on February 3, 1997.
(b)Annualized

Report of Independent Public Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of:

Stein Roe Advisor International Fund
SR&F International Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Advisor International Fund (in the process of liquidation; see Note 6) and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F International Portfolio as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F International Portfolio included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor International Fund and SR&F International Portfolio at September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 16, 1998

Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
    Assistant Secretary
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Sharon R. Robertson, Controller
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                     Liberty Funds Distributor, Inc. 11/98